Batterymarch U.S. Small Capitalization Equity Portfolio

                 Supplement to the Prospectus dated May 1, 2008




The second footnote to the "Annual Fund Operating Expenses" table in the section "Fees and Expenses of the Fund" on page 7 of the Prospectus is replaced in its entirety with the following:


(b) Legg Mason Fund Adviser, Inc. ("LMFA") has contractually agreed to waive fees and reimburse other expenses so that Institutional Class and Financial Intermediary Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rates of 0.95% and 1.20% of the fund's average daily net assets attributable to Institutional Class and Financial Intermediary Class shares, respectively, until April 30, 2009. The fund has agreed to pay LMFA for waived fees and reimbursed expenses provided that payment does not cause the Institutional Class and Financial Intermediary Class shares annual operating expenses to exceed 0.95% and 1.20%, respectively, of its average net assets and the payment is made within three years after the year in which LMFA earned the fee or incurred the expense.





 This Supplement should be retained with your Prospectus for future reference.

                    This Supplement is dated August 18, 2008.






















BATX011242